Subsequent Events	12 Months Ended
May 31, 2012
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events
Biomet 3i Dental Business
On June 4, 2012, the Company announced its decision to pursue strategic exploratory work to separate the Biomet 3i dental business in a tax-free spin-off. Any such transaction would be subject to customary conditions, including receipt of regulatory approvals, an opinion from tax counsel and a favorable ruling from the Internal Revenue Service to ensure the tax-free status of the spin-off, execution of intercompany agreements, further due diligence as appropriate, and final approval by the Board of Directors. There can be no assurance that the evaluation of a potential separation of the Company’s Biomet 3i dental business will result in a separation.